                                                                                                                        September 21, 2015

Dreyfus Liquid Assets, Inc.

-Class 1 and Class 2

Supplement to Statutory Prospectuses dated May 1, 2015

Dreyfus Liquid Assets, Inc.

-Class Z

Supplement to Statutory Prospectus dated July 1, 2015

The following changes will take effect as of the close of business on September 18, 2015

The following will replace bullet six in the section entitled "Fund Details—Goal and Approach":

•   domestic and foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest